Exhibit 99.1

TERMINATION AND RELEASE AGREEMENT

TERMINATION AND RELEASE AGREEMENT, dated as of August 13, 2004 (this “Termination Agreement”), among Aquila Merchant Services, Inc. (as successor to Aquila Energy Marketing Company), a Delaware corporation (“AMS”), Aquila, Inc. (formerly known as UtiliCorp United Inc.), a Delaware corporation (“ILA” and together with AMS, “Aquila”), and the American Public Energy Agency, political subdivision of the State of Nebraska (“APEA”).  Capitalized terms used herein and not otherwise defined are used as defined in the Agreements (as defined below).

W I T N E S S E T H

WHEREAS, Aquila and APEA entered into that certain Gas Purchase Agreement dated November 17, 1999 (the “1999 Agreement”) under which Aquila agreed to supply APEA with fixed quantities of natural gas on a monthly basis through October 2011 in exchange for a single advance payment by APEA;

WHEREAS, to secure the obligations of Aquila under the 1999 Agreement, Aquila delivered to APEA an Advance Payment Surety Bond, Bond No. 8143-80-99, issued by Federal Insurance Company and Pacific Indemnity Company (collectively, the “Surety”), in the original penal sum of $270,091,533 (the “1999 Surety Bond”);

WHEREAS, concurrently with the execution of the 1999 Agreement, each of ILA and APEA entered into a swap confirmation (the “1999 ILA Swap” and the “1999 APEA Swap” respectively, and collectively, the “BOA Swaps”) with Bank of America, N.A. (“BOA”);

WHEREAS, Aquila and APEA entered into that certain Natural Gas Purchase and Sale Agreement dated as of July 26, 2000 (the “2000 Agreement” and together with the 1999 Agreement the “Agreements”) under which Aquila agreed to supply APEA with fixed quantities of natural gas on a monthly basis through November 2012 in exchange for a single advance payment by APEA;

WHEREAS, to secure the obligations of Aquila under the Agreement, Aquila delivered to APEA an Advance Payment Surety Bond, Bond No. 8153-72-43, issued by the Surety, in the original penal sum of $349,242,961.42 (the “2000 Surety Bond” and together with the 1999 Surety Bond, the “Surety Bonds”);

WHEREAS, concurrently with the execution of the Agreement, each of ILA and APEA entered into a swap confirmation (the “2000 ILA Swap” and the “2000 APEA Swap” respectively and collectively, the “CIBC Swaps”) with Canadian Imperial Bank of Commerce (“CIBC”);

WHEREAS, Aquila has ceased making deliveries of natural gas under the Agreements beginning July 21, 2004, resulting in Seller Deficiency Defaults as defined in the Agreements;

WHEREAS, APEA has demanded that Aquila continue deliveries under the Agreements, and has not acceded to the cessation of deliveries;

WHEREAS, Aquila has informed APEA that it will not be able to resume deliveries under the Agreement;

WHEREAS, if the Seller Deficiency Defaults continue, they will result in Triggering Events which will result in early termination (the “Early Termination”) of the Agreements.

WHEREAS, the Parties wish to execute this Termination Agreement to confirm the amounts to be paid by the parties in connection with any Early Termination, and address the procedures to effectuate the Early Termination.

NOW, THEREFORE, in consideration of the above premises and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties agree as follows:

1.                                      Incorporation of Recitals.  Each of the Recitals set forth above is hereby incorporated in this Termination Agreement.

2.                                      Termination of Agreement.  This Termination Agreement shall become effective only upon the actual occurrence of a Triggering Event as described in the Recitals.  In the event the Seller Deficiency Defaults continue, a Triggering Event will occur August 20, 2004 and upon the occurrence of such a Triggering Event, both Agreements, by their terms, will terminate on September 30, 2004, (the “Early Termination Date”).  In such event, APEA shall send written notice to Aquila in the forms and at the times provided in Section 7.01(a) of the Agreements.

3.                                      Payments.  The Parties agree that the following payments shall be made on or before the Early Termination Date in accordance with the procedures described below.

(a)                                 (i)                                    The Parties agree that the Liquidation Payment due under the 1999 Agreement and the Maximum Penal Amount under the 1999 Surety Bond on the Early Termination Date will be $203,289,047.10

(ii)                                The Parties agree that the Liquidation Payment due under the 2000 Agreement and the Maximum Penal Amount under the 2000 Surety Bond on the Early Termination Date will be $291,457,177.93.

(iii)                             APEA will submit demands for payment to the Surety, as provided in the Surety Bonds, for payment of the Liquidation Payments on the Early Termination Date.

(iv)                            Upon receipt of the Liquidation Payments, the Surety Bonds shall cease to be of further effect and all of the other obligations of the Surety under the Surety Bonds shall be discharged.  APEA shall cause the Surety Bonds to be redelivered to the Surety immediately and deliver any further evidence of release as may be reasonably required by the Surety.

(b)                                Aquila shall pay to APEA on August 20 and September 20 the amounts provided under Section 5.02 of the Agreements for Seller Deficiency Defaults.

(c)                                 In addition to the foregoing, Aquila shall pay to APEA on or before 5:00 p.m. (EDT) on the Early Termination Date, in immediately available funds, an additional amount (the “Supplementary Amount”) as described in that certain letter agreement of even date (the “Letter Agreement”) between Aquila and APEA.  Payment of the Supplementary Amount shall be made to such accounts as APEA may direct.

(d)                                APEA will make the swap payments provided for in Section 4 hereof.

(e)                                 APEA acknowledges that, other than for Market Exposure Damages under the Agreement, it waives any and all other claims for damages, costs, expenses or liabilities under the Agreements, whether as a result of or arising out of the Early Termination or otherwise.

4.                                      Swap Payments and Market Exposure Damages.

(a)                                 BOA Swaps

(i)                                   Subject to Section 3(b) above, APEA shall continue to make payments through the Trustee with respect to the 1999 APEA Swap through the Early Termination Date.  Notwithstanding any contrary provisions in the 1999 APEA Swap, APEA shall make a final payment to BOA in immediately available funds for amounts owing under the 1999 APEA Swap for the month of September on or before 5:00 p.m. (EDT) on the Early Termination Date.

(ii)                                On or prior to the Early Termination Date, Aquila and APEA will execute the termination letters issued by BOA and the termination agreement confirming the closeout terms of the BOA Swaps.

APEA will assign to BOA its right to receive Market Exposure Damages under the 1999 Agreement, in lieu of any early termination payment by APEA to BOA upon early termination of the 1999 APEA Swap.

(iii)                             Aquila shall calculate Market Exposure Damages pursuant to Section 7.01(f) of the 1999 Agreement.  Notwithstanding any provisions in the 1999 Agreement to the contrary, APEA and Aquila agree that the Market Exposure Calculation Date shall be the same date as the early termination calculation date for the BOA Swaps, which has been designated by BOA as September 30, 2004, and that the amount of the Market Exposure Damages shall be identical to the early termination amounts under the BOA Swaps.

(b)                                CIBC Swaps.

(i)                                   Subject to Section 3(b) above, APEA shall continue to make payments through the Trustee with respect to the 2000 APEA Swap through the Early Termination Date.  Notwithstanding any contrary provisions in the 2000 APEA Swap, APEA shall make a final payment to CIBC in immediately available funds for amounts owing under the 2000 APEA Swap for the month of September.  Notwithstanding any provisions in the 2000 APEA Swap to the contrary, such payment shall be made to CIBC on or before 5:00 p.m. (EDT) on the Early Termination Date.

(ii)                                On or prior to the Early Termination Date, Aquila and APEA will execute the termination letters issued by CIBC and the Termination Agreement confirming the closeout terms of the CIBC Swaps.  APEA will assign to CIBC its right to receive Market Exposure Damages under the 2000 Agreement, in lieu of any payment by APEA upon early termination of the 2000 APEA Swap.

(iii)                             Aquila shall calculate Market Exposure Damages pursuant to Section 7.01(f) of the 2000 Agreement.  Notwithstanding any provisions in the 2000 Agreement to the contrary, APEA and Aquila agree that the Market Exposure Calculation Date shall be the same date as the early termination calculation date for the CIBC Swaps, which has been designated by CIBC as September 30, 2004, and that the amount of the Market Exposure Damages shall be identical to the early termination amounts under the CIBC Swaps.

5.                                      Release.

(a)                                 Each of AMS and ILA hereby agrees not to sue, and agrees to cause its subsidiaries not to sue, and on behalf of itself, its successors, assigns, trustees, administrators, estates and all persons or entities claiming by, through, or under any of them, hereby forever releases and discharges APEA and each of its Related Parties (as defined in Section 18 of this Termination Agreement) from all Claims and Damages (as defined in Section 18 of this Termination Agreement) which each now has or hereafter can, shall or may have by reason of any matter, cause or thing whatsoever relating to or arising out of the Agreements, the Surety Bonds, any Triggering Event, the Early Termination, any agreements or instruments ancillary thereto, any facts or circumstances surrounding any of the foregoing and any discussions or negotiations among any of the Parties or third parties regarding any of the foregoing, or excepting only any Claims and Damages arising out of an undertaking or promise contained in this Termination Agreement or the Letter Agreement, or any of those provisions of the Agreements that survive this Termination Agreement in accordance with this Termination Agreement.

(b)                                Effective upon receipt of the Liquidation Payments and the Supplementary Amount, APEA hereby agrees not to sue, and agrees to cause its subsidiaries not to sue, and on behalf of itself, its successors, assigns, trustees, administrators, estates and all persons or entities claiming by, through, or under any of them hereby and forever releases and discharges AMS and ILA and each of their respective Related Parties from all Claims and Damages which each now has or hereafter can, shall or may have by reason of any matter, cause or thing whatsoever relating to or arising out of the Agreements, the Surety Bonds, any Triggering Event, the Early Termination, any agreements or instruments ancillary thereto, or any facts or circumstances surrounding any of the foregoing and any discussions or negotiations among any of the Parties or third parties regarding any of the foregoing, excepting only any Claims and Damages arising out of an undertaking or promise contained in this Termination Agreement or the Letter Agreement, or any of those provisions of the Agreement that survive this Termination Agreement in accordance with the express terms of this Termination Agreement.  APEA shall use its best efforts to obtain a release for ILA and AMS on the same terms from the National Public Gas Agency.

6.                                      Confidentiality; Public Statements.

(a)                                 No Party nor any of its successors, assigns or subsidiaries or any of their respective officers, directors, advisors (including financial advisors),

employees, representatives, attorneys or agents shall publicly make, directly or indirectly, any disparaging or negative statements concerning any other Party or any of its successors, assigns, subsidiaries or affiliates or any of their respective Related Parties.

(b)                                Except as required by (i) applicable law or rules of any relevant securities exchange, or (ii) any requirements under federal or state law with respect to disclosure for the Bonds or other indebtedness incurred by or on behalf of APEA, or (iii) any requirements under Nebraska public meeting or public records laws, or (iv) an order of any court or regulatory authority of competent jurisdiction, no Party may, directly or indirectly, make or cause to be made any subsequent public announcement or press release or issue any subsequent public notice regarding the subjects of such press release without the prior written consent of the other Parties.

7.                                      Cooperation and Further Assurances.  The Parties shall cooperate with each other to execute such further instruments, documents and agreements and give any further written assurances as may be reasonably requested by any other Party to evidence and reflect the transactions contemplated hereby and to carry into effect the intents and purposes of this Termination Agreement.

8.                                      Representations and Warranties of APEA.  APEA represents as follows:

(a)                                 Organization.  APEA is a political subdivision of the State of Nebraska organized and existing under the laws of the State of Nebraska and has full corporate power and authority to carry out the terms of this Termination Agreement.

(b)                                Authorization, etc.  APEA has full power and authority to enter into this Termination Agreement and to perform its obligations under this Termination Agreement.  The execution, delivery and performance by APEA of this Termination Agreement and the consummation by APEA of the transactions contemplated by this Termination Agreement have been duly authorized by all requisite corporate action on the part of APEA.

(c)                                 Execution.  This Termination Agreement has been duly executed and delivered by APEA and constitutes the legal, valid and binding obligation of APEA, enforceable against APEA in accordance with its terms, except as limited by laws affecting the enforcement of creditors’ rights generally or by general equitable principles.

(d)                                Consents.  No authorization, approval, consent, or order of, or a registration or filing with, any court, governmental agency, or other third party is required on the part of APEA for the execution, delivery, and performance of this Termination Agreement.

(e)                                 Conflicts.  The execution, delivery and performance of this Termination Agreement by APEA (i) will not violate any law or regulation applicable to it or any order, writ or decree of any court or governmental agency by which it or any of its property is bound, (ii) will not violate any provision of the governing documents of APEA; and (iii) will not violate or constitute a default under any material agreement to which it is a party or by which or any of its property is bound.

9.                                      Representations and Warranties of AMS and ILA.  AMS and ILA, jointly and severally, represent as follows:

(a)                                 Organization.  AMS is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware.  ILA is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware.

(b)                                Authorization, etc.  Each of AMS and ILA has full power and authority to execute and deliver this Termination Agreement and to consummate the transactions contemplated by this Termination Agreement and to perform its obligations under this Termination Agreement.  The execution, delivery and performance by AMS and ILA of this Termination Agreement and the consummation by AMS and ILA of the transactions contemplated by this Termination Agreement have been duly authorized by all requisite corporate action on the part of each of AMS and ILA and no other corporate proceedings on the part of AMS or ILA are necessary to authorize this Termination Agreement or to consummate such transactions.

(c)                                 Execution.  This Termination Agreement has been duly executed and delivered by AMS and ILA and constitutes the legal, valid and binding obligation of AMS and ILA, enforceable against each of them in accordance with its terms, except as limited by laws affecting the enforcement of creditors’ rights generally or by general equitable principles.

(d)                                Consents.  No authorization approval, consent or order of, or a registration or filing with any court, governmental agency, or other third party is required on the part of Aquila for the execution, delivery, and performance of this Termination Agreement.

(e)                                 Conflicts.  The execution, delivery and performance of the Termination Agreement by Aquila (i) will not violate any law or regulation applicable to it or any order, writ or decree of any court or governmental agency by which it or any of its property is bound, (ii) will not violate any provision of the governing documents of Aquila; and (iii) will not violate or constitute a default under any material agreement to which it is a party or by which it or any of its property is bound.

10.                                Notices.  All notices, requests, demands, waivers and other communications required or permitted to be given under this Termination Agreement shall be given to the addressees and by the means provided in the Agreements and Surety Bonds, as applicable.

11.                                Binding Effect.  This Termination Agreement shall be binding upon and inure to the benefit of the Parties and their respective heirs, successors and permitted assigns.

12.                                Assignment; Successors; Third-Party Beneficiaries.

(a)                                 This Termination Agreement is not assignable by any Party without the prior written consent of all of the other Parties and any attempt to assign this Termination Agreement without such consent shall be void and of no effect.

(b)                                This Termination Agreement shall inure to the benefit of, and be binding upon and enforceable by and against, the successors and permitted assigns of the respective Parties, whether or not so expressed.  Nothing in this Termination Agreement, expressed or implied, is intended or shall be construed to confer upon any person other than the Parties hereto and the successors and assigns permitted by this Section 12(b), any right, remedy or claim under or by reason of this Termination Agreement.

13.                                Amendment; Waivers, etc.

(a)                                 No amendment, modification or discharge of this Termination Agreement, and no waiver under this Termination Agreement, shall be valid or binding unless set forth in writing and duly executed by the Party against whom enforcement of the amendment, modification, discharge or waiver is sought.  Any such waiver shall constitute a waiver only with respect to the specific matter described in such writing and shall in no way impair the rights of the Party granting such waiver in any other respect or at any other time.  The waiver by any of the Parties of a breach of or a default under any of the provisions of this Termination Agreement or to exercise any right or privilege under this Termination Agreement, shall not be construed as a waiver of any other breach or default of a similar nature, or as a waiver of any of such provisions, rights or privileges under this Termination Agreement.

(b)                                The rights and remedies in this Termination Agreement are cumulative and, except as otherwise expressly provided herein, none is exclusive of any other, or of any rights or remedies that any Party may otherwise have at law or in equity.

14.                                Severability.  If any provision, including any phrase, sentence, clause, section or subsection, of this Termination Agreement is invalid, inoperative or unenforceable for any reason, such circumstances shall not have the effect of rendering such provisions in question invalid, inoperative or unenforceable in any other case or circumstance, or of rendering any other provision in this Termination Agreement contained invalid, inoperative, or unenforceable to any extent whatsoever; provided, however, that if any of the provisions hereof are determined to be illegal, invalid or unenforceable, the Parties shall negotiate in good faith to modify this Termination Agreement so as to effect the original intent of the Parties to the fullest extent possible.

15.                                Counterparts.  This Termination Agreement may be executed in several counterparts, each of which shall be deemed an original and all of which shall together constitute one and the same instrument.

16.                                Governing Law.  THE PROVISIONS OF THIS TERMINATION AGREEMENT AND THE RELATIONSHIP OF THE PARTIES SHALL BE GOVERNED BY AND INTERPRETED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEBRASKA, WITHOUT REGARD TO PRINCIPLES OF CHOICE OF LAWS, AND THE LAWS OF THE UNITED STATES OF AMERICA.

17.                                Limitation of Damages.  FOR BREACH OF ANY PROVISION FOR WHICH AN EXPRESS REMEDY OR MEASURE OF DAMAGES IS PROVIDED IN THIS TERMINATION AGREEMENT, SUCH EXPRESS REMEDY OR MEASURE OF DAMAGES SHALL BE THE SOLE AND EXCLUSIVE REMEDY UNDER THIS TERMINATION AGREEMENT, AND THE OBLIGOR’S LIABILITY SHALL BE LIMITED AS SET FORTH IN SUCH PROVISION, AND ALL OTHER REMEDIES OR DAMAGES ARE WAIVED.  IF NO REMEDY OR MEASURE OF DAMAGES IS EXPRESSLY PROVIDED IN THIS AGREEMENT, THE OBLIGOR’S LIABILITY SHALL BE LIMITED TO DIRECT ACTUAL DAMAGES ONLY, AND SUCH DIRECT ACTUAL DAMAGES SHALL BE THE SOLE AND EXCLUSIVE REMEDY UNDER THIS AGREEMENT, AND ALL OTHER REMEDIES OR DAMAGES ARE WAIVED.  IN NO EVENT SHALL ANY PARTY BE LIABLE TO ANY OTHER PARTY UNDER ANY PROVISION OF THIS AGREEMENT FOR CONSEQUENTIAL, INCIDENTAL, PUNITIVE, EXEMPLARY, OR INDIRECT DAMAGES, IN TORT, CONTRACT, OR OTHERWISE.  TO THE EXTENT ANY PAYMENT REQUIRED TO BE MADE PURSUANT TO ANY PROVISION OF THIS AGREEMENT IS AGREED BY THE PARTIES TO CONSTITUTE LIQUIDATED DAMAGES, THE PARTIES ACKNOWLEDGE THAT THE DAMAGES ARE DIFFICULT OR IMPOSSIBLE TO DETERMINE, AND THAT SUCH PAYMENT CONSTITUTES A REASONABLE APPROXIMATION OF THE AMOUNT OF SUCH DAMAGES.

18.                                Certain Defined Terms.  As used in this Termination Agreement, the following terms have the following meanings:

Bond Resolutions means the Gas Supply Revenue Bond Resolution of APEA adopted November 3, 1999 and the Gas Supply Revenue Bond Resolution of APEA adopted June 28, 2000.

Claims and Damages means with respect to any releasing Party, all claims, actions, debts, demands, accounts, judgments, rights, equitable relief, damages, costs, charges, complaints, obligations, promises, agreements, controversies, expenses, compensation, liability, responsibility, causes of action or suits of any kind whatsoever and howsoever arising, asserted or unasserted, contingent or liquidated, at law or in equity, in tort or contract, known or unknown, disclosed or undisclosed, past, present or future.

Party means any of AMS, ILA or APEA.

Related Party:  with respect to any person, its successors, assigns, subsidiaries and affiliates (together with any present and former officers, directors, shareholders, advisors (including financial advisors), employees, representatives, attorneys and agents of each of the foregoing).

IN WITNESS WHEREOF, the Parties have duly executed this Termination Agreement as of the date first above written.

AQUILA, INC.

By:	s/ Leslie J. Parrette, Jr.
Name: Leslie J. Parrette, Jr.
Title: Senior Vice President

AQUILA MERCHANT SERVICES, INC.

By:	/s/ Brogan T. Sullivan
Name: Brogan T. Sullivan
Title: Vice President

AMERICAN PUBLIC ENERGY AGENCY

By:	/s/ Roger Mock
Name: Roger Mock
Title: President